UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2023

MOBIQUITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-41117	11-3427886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

35 Torrington Lane Shoreham, New York	11786
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 246-9422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.0001 par value per share; Common Stock Purchase Warrants.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On June 5, 2023, the Board of Directors dismissed D. Brooks & Associates CPAs (“DB”) as the Company’s independent accountants.

b.	DB’s report on the financial statements for the year ended December 31, 2022, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.	The Audit Committee of our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period ending March 31, 2023, there have been no disagreements with DB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DB, would have caused them to make reference thereto in their report on the financial statements. Through the interim period June 5, 2023 (the date of dismissal of the former accountant), there have been no disagreements with DB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DB would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized DB to respond fully to the inquiries of the successor accountant.

e.	During the interim period through June 5, 2023, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to DB prior to the date of the filing of this Report and requested that DB furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.	Subsequent to notifying D. Brooks & Associates CPAs of the firm’s dismissal, the Company engaged Assurance Dimensions , Inc. as its new registered independent public accountant. During the year ended December 31, 2022 and prior to June 5, 2023 (the date of the new engagement), we did not consult with Assurance Dimensions , Inc. regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Assurance Dimensions, Inc. in either case where written or oral advice provided by Assurance Dimensions , Inc. would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.0	Letter of D. Brooks & Associates CPAs (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 6, 2023	MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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